UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 28, 2004

NOVELLUS SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

0-17157 (Commission File Number)	77-0024666 (I.R.S. Employer Identification No.)

4000 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

(408) 943-9700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 10.1
EXHIBIT 10.2

Item 2. Acquisition or Disposition of Assets

On June 28, 2004, Novellus Systems, Inc. (the “Company”) completed its acquisition of Peter Wolters AG (“Peter Wolters”), a privately-held manufacturer of high-precision machine manufacturing tools with its headquarters and primary facilities in Rendsburg, Germany. The acquisition was consummated pursuant to a Share Purchase and Transfer Agreement dated June 2, 2004, between Johanna 34 Vermogensverwaltungs GmbH, a wholly-owned subsidiary of the Company, the Company and the shareholders of Peter Wolters (the “Share Purchase Agreement”). Peter Wolters is a supplier of lapping, grinding, polishing and deburring products for fine-surface optimization of metal, glass, ceramics, plastics and nano-range semiconductor materials.

Under the terms of the Share Purchase Agreement, the Company, through its subsidiary, purchased all of the outstanding capital stock of Peter Wolters for an aggregate purchase price of approximately €124.5 million in cash, subject to post-closing adjustments and excluding transaction costs. Pending the determination of the post-closing adjustments, approximately 10% of the purchase price, or €12.45 million has been placed in a one-year escrow to indemnify the Company.

A copy of the Share Purchase Agreement is attached as Exhibit 2.1 to this Form 8-K. The foregoing description of the Share Purchase Agreement is qualified in its entirety by reference to Exhibit 2.1.

The Company funded the purchase price of the acquisition, excluding transaction costs, with approximately €124.5 million of borrowings under a credit facility with JPMorgan Chase Bank (“JPMorgan”) described in the Credit Agreement, dated June 25, 2004, between Johanna 34 Vermogensverwaltungs GmbH, Novellus Systems BV, the Company and JPMorgan (the “Credit Agreement”). In connection with the Credit Agreement, the Company also entered into a Guarantee and Collateral Agreement, dated June 25, 2004, in favor of JPMorgan.

Copies of the Credit Agreement and Guarantee are attached as Exhibits 10.1 and 10.2 to this Form 8-K. The foregoing description of the Credit Agreement and Guarantee is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

Item 7. Financial Statements and Exhibits

(a) Financial statements of a business acquired.

The financial statements for the periods specified in Rule 3-05(b) of Regulation S-X have not been completed at the time of filing this Form 8-K. The Company will file the required financial statements as soon as practicable, but not later than September 13, 2004, sixty days after the date on which this Form 8-K is required to be filed.

(b) Pro forma financial information.

The unaudited pro forma financial information required by Article 11 of Regulation S-X has not been completed at the time of filing this Form 8-K. The Company will file the required pro forma financial information as soon as practicable, but not later than September 13, 2004, sixty days after the date on which this Form 8-K is required to be filed.

(c) Exhibits.

2.1	Share Purchase and Transfer Agreement, dated June 2, 2004, between Johanna 34 Vermogensverwaltungs GmbH, Novellus Systems, Inc. and the shareholders of Peter Wolters AG

10.1	Credit Agreement, dated June 25, 2004, between Johanna 34 Vermogensverwaltungs GmbH, Novellus Systems BV, Novellus Systems, Inc. and JPMorgan Chase Bank, as Administrative Agent

10.2	Guarantee and Collateral Agreement, dated June 25, 2004, made by Novellus Systems, Inc. in favor of JPMorgan Chase Bank, as Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELLUS SYSTEMS, INC.
By:	/s/ Kevin S. Royal
Kevin S. Royal Vice President and Chief Financial Officer

Date: July 12, 2004

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Share Purchase and Transfer Agreement, dated June 2, 2004, between Johanna 34 Vermogensverwaltungs GmbH, Novellus Systems, Inc. and the shareholders of Peter Wolters AG

10.1	Credit Agreement, dated June 25, 2004, between Johanna 34 Vermogensverwaltungs GmbH, Novellus Systems BV, Novellus Systems, Inc. and JPMorgan Chase Bank, as Administrative Agent

10.2	Guarantee and Collateral Agreement, dated June 25, 2004, made by Novellus Systems, Inc. in favor of JPMorgan Chase Bank, as Administrative Agent